SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 9, 2008
(Date of Earliest Event Reported)

DATA CALL TECHNOLOGIES, INC.
(Exact Name Of Registrant As Specified In Its Charter)

Nevada	333-131948	30-0062823
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Kenrick, Suite B-12, Houston, Texas		77060
(Address of Principal Executive Offices)		(ZIP Code)

 Registrant's Telephone Number, Including Area Code: (823) 230-2376

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANTS

On December 9, 2008, the Board of Directors of Data Call Technologies, Inc. (the “Company”), based on its Audit Committee’s recommendation, dismissed GLO CPAs LLLP (“GLO”) as the Company’s independent registered public accountants and approved the engagement of John A. Braden & Company, P.C. ("JABCO”) to serve as the Company’s independent registered public accountants for the fiscal year 2008..

GLO issued its auditors' report on the financial statements for the year ended December 31, 2007, which included an explanatory paragraph as to the Company's ability to continue as a going concern.

Other than the going concern uncertainty described above, GLO’s audit report on the Company’s financial statements for the year ended December 31, 2007 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the year ended December 31, 2007 and the subsequent interim period through December 9, 2008, the date of dismissal of GLO, there were no disagreements with GLO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to GLO’s satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company’s consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided GLO with a copy of the disclosures in the preceding two paragraphs and requested in writing that GLO furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. GLO provided a letter, dated December  9, 2008 stating its agreement with such statements, which is included as an exhibit to this Form 8-K.

During the year ended December 31, 2007 and through the date of the Audit Committee’s decision, the Company did not consult JABCO with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) The following documents are filed as exhibits to this report on Form 8-K or incorporated by reference herein. Any document incorporated by reference is identified by a parenthetical reference to the SEC filing that included such document.

Exhibit No.	Description
16	Letter, dated December 9, 2008, from GLO CPAs, LLLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Data Call Technologies, Inc.
By: /s/ Tim Vance, CEO

Date: December 10, 2008